UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                           __________________

                                FORM 8-K

                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934




                            January 29, 2004
______________________________________________________________________________
            Date of Report (Date of earliest event reported)



                           CFS Bancorp, Inc.
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)



 Delaware                            000-24611                     35-2042093
______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                          Identification No.)



707 Ridge Road, Munster, Indiana                                      46321
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



                              (219) 836-5500
______________________________________________________________________________
           (Registrant's telephone number, including area code)



                               Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)


ITEM  7.  Financial Statements, Pro Forma Financial Information and Exhibits
         -------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number           Description
          --------------           -----------

               99.1            Press Release dated January 29, 2004



ITEM 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On January 29, 2004, CFS Bancorp, Inc. (the "Company") reported its results of operations for the fourth quarter and year ended December 31, 2003.

     For additional information, reference is made to the Company's press release dated January 29, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.
























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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CFS BANCORP, INC.



Date: January 30, 2004       By: /s/ Brian L. Goins
                                -------------------------------
                                Brian L. Goins
                                Vice President-Corporate Counsel

































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